Rule 497(e)
                                                  File Nos. 2-91556 and 811-4052
                                                           33-28844 and 811-5812
                                                           33-49552 and 811-6740
                                                                       811-05813

                                   SUPPLEMENT
                             dated December 31, 2004
          to the Prospectuses and Statements of Additional Information
                             dated December 31, 2004
                          of the Funds indicated below

Until January 4, 2005, the Fund will calculate its net asset value (NAV) at 3:00 p.m. Eastern time every day the New York Stock Exchange is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. Purchase and redemption requests must be received in good order by the sub-transfer agent by 3:00 p.m. Eastern time on a business day in order for your purchase or redemption to be processed on that business day.

Effective January 4, 2005, the Fund will calculate its NAV at 4:00 p.m. Eastern time. Investors should consult with their Service Agents or financial intermediaries for more information.

                            LIQUID RESERVES PORTFOLIO
                               CITI CASH RESERVES
                          CITI PREMIUM LIQUID RESERVES
                       CITI INSTITUTIONAL LIQUID RESERVES



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